SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2002

Nord Resources Corporation
(exact name of registrant as specified in its charter)

Delaware	1-08733	85-0212139
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 384, Dragoon, AZ		85609
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (520) 586-2241

Former Name or former address, if changed since last report: 201 Third Street NW, Suite 1750, Albuquerque, New Mexico 87102

Item 5. Other Events and Regulation FD Disclosure
Item 9: Regulation FD Disclosure
SIGNATURE

Item 5. Other Events and Regulation FD Disclosure

     On December 30, 2002, Nord Resources Corporation called an annual meeting of the shareholders of Nord Pacific Limited, a New Brunswick corporation, and authorized the distribution to shareholders of Nord Pacific Limited of a notice regarding the meeting. The text of the notice follows:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
NORD PACIFIC LIMITED
TO BE HELD FEBRUARY 15, 2003

TO: The shareholders of NORD PACIFIC LIMITED

     Notice hereby is given that an annual meeting of the shareholders of Nord Pacific Limited (the “Corporation”) will be held at the Sheraton Old Town, 800 Rio Grande Blvd. NW, Albuquerque, New Mexico, 87104 on February 15, 2003, at 1:00 p.m. (M.S.T.).

     The purpose of the meeting is to elect directors and to transact such other business as may properly come before an annual meeting.

     The close of business of December 30, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of the annual meeting and any adjournment thereof.

     The annual meeting has been called by Nord Resources Corporation (“Nord Resources”), a shareholder of the Corporation, pursuant to Section 96(4) of the New Brunswick Business Corporations Act. Nord Resources holds 3,697,561 shares of the common stock of the Corporation.

     This Notice will be followed by a proxy solicitation related to the proposed election, as directors of the Corporation, of persons whose candidacies will be supported by Nord Resources. Participants in the solicitation will include Nord Resources, John F. Champagne, the President and C.E.O. of Nord Resources, and Ronald A. Hirsch, a director of Nord Resources and a shareholder of the Corporation. Nord Resources is the record holder of 3,697,561 shares of the common stock of the Corporation. John F. Champagne is not the record or beneficial owner of any shares of the common stock of the Corporation, but because he is the President of Nord Resources, he may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources. Ronald A. Hirsch, is the record owner of 194,000 shares of the common stock of the Corporation, and, because he is a director of Nord Resources, also may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources.

     THE PROXY SOLICITATION WILL CONSIST OF A PROXY STATEMENT AND A FORM OF PROXY. THESE WILL BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THEN FORWARDED TO YOU. YOU ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN THE PROXY STATEMENT AND FORM OF PROXY HAVE BEEN PREPARED, YOU MAY GET A COPY OF THEM AND OTHER RELEVANT DOCUMENTS, FREE, FROM THE WEBSITE MAINTAINED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE WEBSITE ADDRESS IS www.sec.gov. THE PROXY STATEMENT AND FORM OF PROXY ALSO MAY BE OBTAINED FREE FROM NORD RESOURCES CORPORATION BY REQUEST DIRECTED TO NORD RESOURCES CORPORATION, P.O. BOX 384, DRAGOON, ARIZONA, USA, 85609, TELEPHONE (520) 586-2241, FAX (520) 586-7020.

     Dated: December 31, 2002.

NORD RESOURCES CORPORATION,
in its capacity as a shareholder of NORD PACIFIC LIMITED

By:	/s/ John F. Champagne John F. Champagne, President

     On December 31, 2002, Nord Resources Corporation and Ronald A. Hirsch filed a shareholders’ derivative action against the current directors of Nord Pacific Limited. The derivative action seeks restraining orders, damages for the directors’ alleged breach of fiduciary duties, and the rescission of certain transactions and agreements (specifically, the issuance of 2.3 million shares of Nord Pacific common stock to Nord Pacific's directors, employees and consultants, the new Severance and Retirement Agreements between Nord Pacific and Mark R. Welch, and the September 20, 2002 Letter Agreement between Nord Pacific and PGM Ventures Corporation).

     The action was filed in the Second Judicial District Court for the County of Bernalillo, State of New Mexico, as Cause No. CV-2002 09148 and is styled “Nord Resources Corporation and Ronald A. Hirsch, on behalf of Nord Pacific Limited, vs. Mark R. Welch, Lucille Lansing, John B. Roberts, a/k/a John L. Roberts, individually and as directors of Nord Pacific Limited”.

Item 9: Regulation FD Disclosure

     On December 31, 2002, Nord Resources Corporation released a press release relating to its call of the annual meeting of the shareholders of Nord Pacific Limited, and its filing, along with Ronald A. Hirsch, of a shareholders’ derivative action against the current directors of Nord Pacific Limited. The text of the press release follows:

Nord Resources Corporation
PO Box 384, Dragoon, AZ 85609
Tel: (520) 586-2241 Fax: (520) 586-7020

FOR IMMEDIATE RELEASE

News Release

Nord Resources Corporation
Calls Annual Meeting of Shareholders of Nord Pacific Limited and
Files Shareholders’ Derivative Action Against Directors of Nord Pacific Limited

     Dragoon, AZ (December 31, 2002) — Nord Resources Corporation (OTCBB: NRDS) announced that it has called an annual meeting of the shareholders of Nord Pacific Limited, a New Brunswick corporation, pursuant to Section 96(4) of the New Brunswick Business Corporations Act. Nord Resources Corporation holds 3,697,561 shares of the common stock of Nord Pacific Limited. The shareholders meeting will be held at the Sheraton Old Town, 800 Rio Grande Blvd. NW, Albuquerque, New Mexico, 87104 on February 15, 2003, at 1:00 p.m. (M.S.T.).

     Nord Resources Corporation also announced that it and Ronald A. Hirsch have filed a shareholders’ derivative action against the current directors of Nord Pacific Limited, a New Brunswick corporation. Nord Resources Corporation and Ronald A. Hirsch, respectively, hold 3,697,561 and 194,000 shares of the common stock of Nord Pacific Limited. The derivative action seeks restraining orders, damages for the directors’ alleged breach of fiduciary duties, and the rescission of certain transactions and agreements.

     The action has been filed in the Second Judicial District Court for the County of Bernalillo, State of New Mexico, as Cause
No. CV-2002 09148 and is styled “Nord Resources Corporation and Ronald A. Hirsch, on behalf of Nord Pacific Limited, vs. Mark R. Welch, Lucille Lansing, John B. Roberts, a/k/a John L. Roberts, individually and as directors of Nord Pacific Limited”.

     A copy of the “Notice of Annual Meeting of Shareholders of Nord Pacific Limited to be Held February 15, 2003” is posted on Nord Resources’ website: www.nordresources.com.

     A proxy related to the proposed election, as directors of the Corporation, of persons whose candidacies will be supported by Nord Resources, will be solicited in connection with the shareholders’ meeting. Participants in the solicitation will include Nord Resources, John F. Champagne, the President and C.E.O. of Nord Resources, and Ronald A. Hirsch, a director of Nord Resources and a shareholder of the Corporation. Nord Resources is the record holder of 3,697,561 shares of the common stock of the Corporation. John F. Champagne is not the record or beneficial owner of any shares of the common stock of the Corporation, but because he is the President of Nord Resources, he may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources. Ronald A. Hirsch, is the record owner of 194,000 shares of the common stock of the Corporation, and, because he is a director of Nord Resources, also may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources.

     THE PROXY SOLICITATION WILL CONSIST OF A PROXY STATEMENT AND A FORM OF PROXY. THESE WILL BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THEN FORWARDED TO SHAREHOLDERS. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN THE PROXY STATEMENT

AND FORM OF PROXY HAVE BEEN PREPARED, SHAREHOLDERS MAY OBTAIN A COPY OF THEM AND OTHER RELEVANT DOCUMENTS, FREE, FROM THE WEBSITE MAINTAINED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE WEBSITE ADDRESS IS www.sec.gov. THE PROXY STATEMENT AND FORM OF PROXY ALSO MAY BE OBTAINED FREE FROM NORD RESOURCES CORPORATION BY REQUEST DIRECTED TO NORD RESOURCES CORPORATION, P.O. BOX 384, DRAGOON, ARIZONA, USA, 85609, TELEPHONE (520) 586-2241, FAX (520) 586-7020.

Statements in this press release regarding Nord Resources Corporation and its business that are not historical facts, including those related to the proxy solicitation, are “forward-looking statements”. These forward-looking statements involve risks and uncertainties and their accuracy cannot be guaranteed.

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CONTACT:	John Champagne
Phone: (520) 586-2241

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nord Resources Corporation

Dated: December 31, 2002	/s/ John F. Champagne John F. Champagne President and Chief Executive Officer